UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 14, 2017

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

As previously reported in a Current Report on Form 8-K, on August 7, 2017, Genesis Energy, L.P. (“Genesis”), Genesis Energy Finance Corporation (together with Genesis, the “Issuers”) and certain subsidiary guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities LLC, as representative of a group of underwriters named in the Underwriting Agreement, pursuant to which the Issuers agreed to sell $550 million in aggregate principal amount of 6.50% senior unsecured notes due 2025 (the “Notes”), guaranteed by certain subsidiary guarantors of Genesis (the “Guarantees” and, together with the Notes, the “Securities”). The offering closed on August 14, 2017.

The terms of the notes are governed by an Indenture (the “Base Indenture”) among the Issuers, the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), dated as of May 21, 2015, as supplemented by the Eighth Supplemental Indenture thereto (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of August 14, 2017, among the Issuers, the subsidiary guarantors party thereto, and the Trustee. The Notes are senior unsecured obligations of the Issuers and rank equal in right of payment with all of Genesis’ other existing and future senior unsecured indebtedness, including $350 million aggregate principal amount of the Issuers’ 5.750% senior notes due 2021, $750 million aggregate principal amount of the Issuers’ 6.750% senior notes due 2022, $400 million aggregate principal amount of the Issuers’ 6.000% senior notes due 2023 and $350 million aggregate principal amount of the Issuers’ 5.625% senior notes due 2024. The Guarantees are senior unsecured obligations of the subsidiary guarantors and rank equal in right of payment with the existing and future senior unsecured indebtedness of the subsidiary guarantors. Interest on the Notes will accrue at a rate of 6.50% per year and is payable on April 1 and October 1 of each year, beginning on April 1, 2018. The Notes will mature on October 1, 2025. The terms of the Notes are further described in the Prospectus Supplement dated August 7, 2017, relating to the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

This summary of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to the full text of the Base Indenture, a copy of which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference, and the Supplemental Indenture, including the form of the Notes, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 8.01. Other Events.

Genesis is filing the exhibits in Item 9.01 of this Current Report on Form 8-K in connection with the offering of the Securities. The Securities have been registered under the Securities Act of 1933, as amended, pursuant to Genesis’ effective Registration Statement on Form S-3 (Registration No. 333-203259), as amended, as supplemented by the Prospectus Supplement dated August 7, 2017, relating to the offering of the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

1

Exhibit Number	Description

4.1	Indenture, dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed on May 21, 2015, File No. 001-12295).

4.2	Eighth Supplemental Indenture, dated as of August 14, 2017, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee to the Indenture dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the specified Securities.

5.2	Opinion of McDavid, Noblin & West PLLC concerning certain matters of Alabama law.

5.3	Opinion of Liskow & Lewis, A Professional Law Corporation, concerning certain matters of Louisiana law.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of McDavid, Noblin & West LLP (included in Exhibit 5.2).

23.3	Consent of Liskow & Lewis, A Professional Law Corporation (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: August 14, 2017	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed on May 21, 2015, File No. 001-12295).

4.2	Eighth Supplemental Indenture, dated as of August 14, 2017, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee to the Indenture dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the specified Securities.

5.2	Opinion of McDavid, Noblin & West PLLC concerning certain matters of Alabama law.

5.3	Opinion of Liskow & Lewis, A Professional Law Corporation, concerning certain matters of Louisiana law.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of McDavid, Noblin & West LLP (included in Exhibit 5.2).

23.3	Consent of Liskow & Lewis, A Professional Law Corporation (included in Exhibit 5.3).